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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported) July 25, 2005

                         A.C. Moore Arts & Crafts, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

       Pennsylvania                             000-23157                             22-3527763
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(State or other jurisdiction             (Commission File Number)          (IRS Employer Identification No.)
     of incorporation)

             130 A.C. Moore Drive, Berlin, NJ                                            08009
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         (Address of principal executive offices)                                     (Zip Code)

Registrant's telephone number, including area code  (856) 768-4930
                                                    --------------

                                 Not Applicable
          ------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 7.01 REGULATION FD DISCLOSURE.

The following information is qualified in its entirety by, and should be read in conjunction with, the more detailed information and financial data, including the financial statements of A.C. Moore Arts & Crafts, Inc. (the "Company") and its subsidiaries, and the notes thereto, appearing in the Company's reports filed with the Securities and Exchange Commission. This Current Report on Form 8-K may contain certain forward-looking statements regarding the Company's business and prospects that are based upon numerous assumptions about future conditions which may ultimately prove to be inaccurate and actual events and results may materially differ from anticipated results described in such statements. Such forward-looking statements involve risks and uncertainties and any one or a combination of these risks could have a material adverse effect on the Company's business, financial condition and results of operations. The Company disclaims any intent or obligation to update these forward-looking statements.

Mr. Eli J. Segal, Lead Director of the Company, has advised the Company that he adopted a written plan with Adams Harkness, Inc. in accordance with Rule 10b5-1 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), relating to the exercise of stock options and future sales of the Company's common stock. Mr. Richard Lesser, a Director of the Company, has also advised the Company that he adopted a written plan with Oppenheimer & Co., Inc. in accordance with Rule 10b5-1 under the Exchange Act. The plans of Mr. Segal and Mr. Lesser provide for the sale of Company common stock subject to quantity, date and price restrictions and other variables.

Mr. Segal adopted his written plan on July 25, 2005. Mr. Segal's plan provides for the sale of up to 13,333 shares of Company common stock to be acquired upon the exercise of outstanding stock options. Mr. Segal's plan will continue until all 13,333 shares of Company common stock have been sold, unless the plan is sooner terminated pursuant to its terms. Shares will be sold pursuant to Mr. Segal's plan at prices of $30.00 per share or higher. Selling according to Mr. Segal's plan will commence no earlier than August 29, 2005.

Mr. Lesser adopted his written plan on August 3, 2005. Mr. Lesser's plan provides for the sale of up to 44,000 shares of Company common stock to be acquired upon the exercise of outstanding stock options. Mr. Lesser's plan will continue until all 44,000 shares of Company common stock have been sold, unless the plan is sooner terminated pursuant to its terms. Mr. Lesser's plan provides that 13,332 shares will be sold at prices of $30.00 per share or higher, 17,334 shares will be sold at prices of $32.00 per share or higher, and 13,334 shares will be sold at prices of $34.00 per share or higher. Selling according to Mr. Lesser's plan will commence no earlier than September 2, 2005.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       A.C. MOORE ARTS & CRAFTS, INC.



Date: August 11, 2005                   By: /s/ Leslie H. Gordon
                                           ------------------------------------
                                            Name:  Leslie H. Gordon
                                            Title: Executive Vice President and
                                                   Chief Financial Officer